SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 16, 2002

                         TII NETWORK TECHNOLOGIES, INC.
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               (Exact Name of Registrant as Specified in Charter)

                                    DELAWARE
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                            (State of Incorporation)


              1-8048                                       66-0328885
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       (Commission File No.)                   (IRS Employer Identification No.)


           1385 Akron Street, Copiague, New York           11726
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           (Address of Principal Executive Offices)    (Zip Code)


                                 (631) 789-5000
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               (Registrant's telephone number, including area code


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events

          The employment of George S. Katsarakes, the Company's Executive Vice President and Chief Operating Officer, ended as of December 16, 2002. Also, on December 16, 2002, Mr. Katsarakes resigned as a director of the Company. Mr. Katsarakes will assist the Company during a transitional period while he pursues other interests. Timothy J. Roach, Chief Executive Officer, and Kenneth A. Paladino, Chief Financial Officer, will share the responsibilities of the Chief Operating Officer.


                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       TII NETWORK TECHNOLOGIES, INC


Date: December 20, 2002                By: /s/ Kenneth A. Paladino
                                           -------------------------------------
                                           Kenneth A. Paladino,
                                           Vice President-Finance, Treasurer and
                                           Chief Financial Officer


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